EXHIBIT 4.5


                               HEADS OF AGREEMENT

                   TO THE OPTION TO EARN A 100% INTEREST IN THE

                                JIMENEZ PROPERTY








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                           HEADS OF AGREEMENT ("HOA")

                                     BETWEEN

                             TUMI RESOURCES LIMITED
                         1305 - 1090 West Georgia Street
                              Vancouver, BC V6E 3V7
                                     Canada

                                       AND

                         MINERA SAN JORGE S.A. DE C.V.,
                    Aguamarina 2457, Bosques de la Victoria,
                              Guadalajara, Jalisco,
                                  Mexico 44570


RE: OPTION TO EARN A 100% INTEREST OF THE JIMENEZ DE TEUL PRECIOUS METAL PROPERTY IN ZACATECAS, MEXICO


This HOA sets out the terms and conditions whereby Tumi Resources Limited ("Tumi") will have the option to acquire a 100% interest from Minera San Jorge S.A. de C.V. ("MSJ") in MSJ's right, title and interests in certain exploration and mining concessions in Mexico known as the Jimenez de Teul claims (the "Claims") as listed in the attached Schedule A and accompanying map. The general terms and conditions of this HOA are as follows:

     1. MSJ represents and warrants that it is the legal and beneficial owner or has the right to 100% interest of the titles to the Claims totaling 110,238.8645 ha and confirms that all titles of such Claims are in good standing with respect to Mexican Mining laws.

     2. MSJ represents and warrants that the Claims are subject to existing underlying option agreements to which MSJ is a party of. MSJ further represents and warrants that all of the existing underlying option agreements are in good standing and properly registered under Mexican Mining laws and that it has the right to freely grant the option to Tumi as contemplated by this HOA.

     3. Tumi agrees to assume the payment obligations MSJ currently has under the existing underlying option agreements by making cash payments to the third parties as described in Schedule B attached (the "Option Payments"). A copy of each of the existing underlying option agreements is attached hereto as Schedule C.

     4. On signing of this HOA, Tumi will pay to MSJ US$30,000. MSJ acknowledges that Tumi has already advanced US$50,000 to MSJ for the following purposes:

          (a)  US$25,000   to  be  used  for  payment  of  the  option   payment
               obligations MSJ currently has under the existing underlying option agreements; and

          (b)  US$25,000  to obtain  confirmation  of title status of the Claims
               and  other  relevant   matters  from  the   appropriate   Mexican
               authorities.



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          Tumi will require from MSJ an accounting of all expenditures made with the US$50,000.

     5. The term of this HOA is 4 years from the date of written acceptance of this HOA by the TSX Venture Exchange (the "Effective Date").

     6. To maintain the option and fully earn its 100% interest, Tumi must from the Effective Date of this HOA:

          (a) fulfill the Option Payments to the third parties as listed in Schedule B attached; and

          (b) from the Effective Date, issue to MSJ 1,000,000 fully paid common shares of Tumi as follows:

               (i)   as at the Effective Date, 200,000 shares;

               (ii) on the first anniversary of the Effective Date, 200,000 shares;

               (iii) on the second  anniversary of the Effective  Date,  300,000 shares; and

               (iv) on the third anniversary of the Effective Date, 300,000 shares.


     7. Tumi has been informed by MSJ that there are no significant (over $5,000) outstanding tax liabilities on any of the Claims other than on the Juanicipio Claim which has a large outstanding tax liability in excess of US$300,000. It is agreed that Tumi has no obligation to pay this overdue tax amount or any portion thereof and that this claim can be dropped by Tumi without payment of such, if Tumi's exploration review of the Juanicipio Claim does not return positive results.

     8. MSJ will retain the right to a 1% net smelter return royalty calculated and payable in accordance with Schedule D attached (the "NSR") on any metal production from the Claims following commencement of commercial production, which NSR will be increased as follows if project financing is arranged for commercial production based on a bankable feasibility study demonstrating a Gold Equivalent (as hereafter defined) resource in excess of 1 million ounces discovered within the Claims area:

          (a)  for open pit production with a recovered Gold Equivalent grade of
               2.5 to 3.5 g/t, the NSR will be increased from 1% to 2% and with a recovered Gold Equivalent grade above 3.5 g/t, the NSR will be increased from 2% to 3%; and


          (b) for underground production with a recovered Gold Equivalent grade of 10 g/t, the NSR will be increased from 1% to 2% and with a recovered Gold Equivalent grade above 12 g/t, the NSR will be increased from 2% to 3%.

          For the purposes of this HOA "Gold  Equivalent"  will be determined as
          "Aueq"   where:

          Aueq  =  Au  +  Ag  x  Ag   recovery   x  Ag   price
                   -------------------------------------------
                   Au price x Au recovery



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          With the price of gold being  determined  on the basis of the  monthly average price of gold, calculated by dividing the sum of all London Bullion Market Association P.M. Gold Fix prices reported for the calendar month in question by the number of days for which such prices were quoted, and for silver on the basis of the monthly average price of silver, calculated by dividing the sum of all New York Commodity Exchange ("COMEX") prices for silver quoted by and at the closing of COMEX reported for the calendar month in question by the number of days for which such prices were quoted. Notwithstanding this section 8, Tumi will be under no obligation whatsoever to place the Claims
          into  commercial   production  and  if  the  Claims  are  placed  into
          commercial production, Tumi will have the right at any time to curtail, suspend or terminate such commercial production as Tumi in its sole discretion deems advisable.

     9.   Bonus Payments:

          (a) If a project financing is arranged for commercial production based on a bankable feasibility study for a Gold Equivalent resource in excess of 2 million ounces, as a bonus payment, Tumi will issue to MSJ a further 1,000,000 fully paid shares of Tumi, and

          (b) If a project financing is arranged for commercial production based on a bankable feasibility study for a Gold Equivalent resource in excess of 3 million ounces, as a bonus payment, Tumi will issue to MSJ a further 1,000,000 fully paid shares of Tumi, for a total of 2,000,000 shares as bonus payments.

     10. Tumi has the right to withdraw from its option under this HOA at any time after the initial exploration program commences with no further obligation or commitment to MSJ provided that a 30-day advance written notice is given to MSJ.

     11. MSJ will provide to Tumi copies of all records and data respecting the Claims and all reports prepared by or for MSJ in respect to the Claims as soon as possible following the execution of this HOA and Tumi will keep all such information confidential and not disclose it or use it in any manner contrary to the intent of this HOA without the prior written consent of MSJ.

     12. Each of MSJ and Tumi agrees with the other to negotiate in good faith to settle and execute a formal agreement on the terms set out in this letter as expeditiously as possible.

     13. There will be an area of mutual interest ("AMI") consisting of an area of five kilometres from the external perimeter of the Claims. If either of MSJ or Tumi acquires, directly or indirectly, any interest in minerals located wholly or in part within the AMI, MSJ and Tumi agree to offer such interest to each other and set-out the nature of such mineral interest, including all information known about such mineral interest and its acquisition costs and either party will have the right to include such mineral interest in the Claims. If MSJ is the party acquiring the mineral interest and Tumi elects to include such interest in the Claims Tumi will reimburse MSJ its acquisition costs as set out in such notice.



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TERMS AGREED AND ACCEPTED THIS 3rd DAY OF June, 2004


TUMI RESOURCES LIMITED                       MINERA SAN JORGE S.A. DE C.V.

Per:  /s/ David Henstidge                    Per:  /s/ Geroge S. Barnett
      ------------------------                     -----------------------
      Authorized Signatory                         Authorized Signatory




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                                   SCHEDULE A


                                  "THE CLAIMS"



CLAIM/CONCESSION                             JUANICIPIO
HECTARES                                     108,443.8281
FILE NUMBER                                  93/17852
TITLE NUMBER                                 213797
TYPE OF CONCESSION                           Exploration
TITLE HOLDER/REPRESENTATIVE                  Juan Antonio Rosales Torres
TYPE OF AGREEMENT                            Option Agreement


CLAIM/CONCESSION                             ARTURO
HECTARES                                     1,660.0000
FILE NUMBER                                  93/26863
TITLE NUMBER                                 221800
TYPE OF CONCESSION                           Exploration
TITLE HOLDER/REPRESENTATIVE                  Ma. Carmen Gonzalez Anaya
TYPE OF AGREEMENT                            Option Agreement


CLAIM/CONCESSION                             SAN FRANCISCO
HECTARES                                     19.8416
FILE NUMBER                                  92/9609
TITLE NUMBER                                 185938
TYPE OF CONCESSION                           Exploitation
TITLE HOLDER/REPRESENTATIVE                  Jose Vidal Contreras Villa
TYPE OF AGREEMENT                            Option Agreement


CLAIM/CONCESSION                             EL TRIANGULO
HECTARES                                     18.0000
FILE NUMBER                                  92/6416
TITLE NUMBER                                 152366
TYPE OF CONCESSION                           Exploitation
TITLE HOLDER/REPRESENTATIVE                  Jose Vidal Contreras Villa
TYPE OF AGREEMENT                            Option Agreement


CLAIM/CONCESSION                             SANTA CLARA 3
HECTARES                                     13.7819
FILE NUMBER                                  6-1.3/973
TITLE NUMBER                                 194830
TYPE OF CONCESSION                           Exploitation
TITLE HOLDER/REPRESENTATIVE                  Ruben Gonzalez Martinez
TYPE OF AGREEMENT                            Option Agreement



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CLAIM/CONCESSION                             SAN CARLOS
HECTARES                                     9.0000
FILE NUMBER                                  8-60
TITLE NUMBER                                 176719
TYPE OF CONCESSION                           Exploitation
TITLE HOLDER/REPRESENTATIVE                  Adolfo Angel Santos Guillermo Lopez
TYPE OF AGREEMENT                            LOI


CLAIM/CONCESSION                             AMP. SAN CARLOS
HECTARES                                     3.0000
FILE NUMBER                                  8-84
TITLE NUMBER                                 167779
TYPE OF CONCESSION                           Exploitation
TITLE HOLDER/REPRESENTATIVE                  Adolfo Angel Santos Guillermo Lopez
TYPE OF AGREEMENT                            LOI


CLAIM/CONCESSION                             EL ARCA II
HECTARES                                     68.3076
FILE NUMBER                                  93/26701
TITLE NUMBER                                 219736
TYPE OF CONCESSION                           Exploration
TITLE HOLDER/REPRESENTATIVE                  Roberto Acuna Jimenez
                                                  & Natalia Haydee Ruiz Lopez
TYPE OF AGREEMENT                            Option Agreement


CLAIM/CONCESSION                             EL ARCA II FRACC. 1
HECTARES                                     3.1053
FILE NUMBER                                  93/26701
TITLE NUMBER                                 219735
TYPE OF CONCESSION                           Exploration
TITLE HOLDER/REPRESENTATIVE                  Roberto Acuna Jimenez
                                                  & Natalia Haydee Ruiz Lopez
TYPE OF AGREEMENT                            Option Agreement



                                             TOTAL: 110,238.8645  HA



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                                   SCHEDULE B

                                "OPTION PAYMENTS"

CLAIM/CONCESSION                                                   JUANICIPIO

Total Purchase price of                                          US$  500,000.00

PAYABLE AS FOLLOWS:
Upon signature                                                   US$    8,500.00
Six (6) months after the signature (May 21st, 2004)              US$    8,500.00
Twelve (12) months after the signature                           US$   17,000.00
Eighteen (18) months after the signature                         US$   16,000.00
Twenty four (24) months after the signature                      US$   85,000.00
Thirty (30) months after the signature                           US$   85,000.00
Thirty six (36) months after the signature                       US$  120,000.00
                                                                      ----------
Total:                                                           US$  340,000.00
                                                                      ----------
Shares or cash (at MSJ's sole discretion)                        US$  160,000.00


CLAIMS/CONCESSIONS                                                    ARTURO/
                                                                  SAN FRANCISCO/
                                                                   EL TRIANGULO

Total Purchase price of                                          US$1,000,000.00

PAYABLE AS FOLLOWS:
Upon signature                                                   US$   21,500.00
Six (6) months after the signature (May 21st, 2004)              US$   21,500.00
Twelve (12) months after the signature                           US$   33,000.00
Eighteen (18) months after the signature                         US$   34,000.00
Twenty four (24) months after the signature                      US$  160,000.00
Thirty (30) months after the signature                           US$  160,000.00
Thirty six (36) months after the signature                       US$  230,000.00
                                                                      ----------
Total:                                                           US$  660,000.00
                                                                      ----------
Shares or cash (at MSJ's sole discretion)                        US$  340,000.00


CLAIM/CONCESSION                                                  SANTA CLARA 3

Total Purchase price of                                          US  $200,000.00

PAYABLE AS FOLLOWS:
Upon signature                                                   US$    5,000.00
Six (6) months after the signature (March 19th, 2004)            US$   10,000.00
Twelve (12) months after the signature                           US$   10,000.00
Eighteen (18) months after the signature                         US$   15,000.00
Twenty four (24) months after the signature                      US$   15,000.00
Thirty (30) months after the signature                           US$   20,000.00
Thirty six (36) months after the signature                       US$  125,000.00
                                                                      ----------
Total:                                                           US$  200,000.00
                                                                      ----------


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CLAIM/CONCESSION                                                   SAN CARLOS/
                                                                 AMPL.SAN CARLOS

Total Purchase price of                                          US  $300,000.00

PAYABLE AS FOLLOWS:
Upon signature                                                   US$   12,000.00
Six (6) months after the signature (May 21st, 2004)              US$   12,000.00
Twelve (12) months after the signature                           US$   15,000.00
Eighteen (18) months after the signature                         US$   20,000.00
Twenty four (24) months after the signature                      US$   25,000.00
Thirty (30) months after the signature                           US$   30,000.00
Thirty six (36) months after the signature                       US$  186,000.00
                                                                      ----------
Total:                                                           US$  300,000.00
                                                                      ----------

CLAIM/CONCESSION                                                  EL ARCA II/
                                                              EL ARCA II FRACC.1

Total Purchase price of                                          US$  250,000.00

PAYABLE AS FOLLOWS:
Upon signature                                                   US$    5,000.00
Six (6) months after the signature (May 21st, 2004)              US$   10,000.00
Twelve (12) months after the signature                           US$   15,000.00
Eighteen (18) months after the signature                         US$   20,000.00
Twenty four (24) months after the signature                      US$   25,000.00
Thirty (30) months after the signature                           US$   30,000.00
Thirty six (36) months after the signature                       US$  145,000.00
                                                                      ----------
Total:                                                           US$  250,000.00
                                                                      ----------





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                                   SCHEDULE C
                           NET SMELTER RETURNS ROYALTY


1.   INTERPRETATION

     Where used herein:

     (a) "Agreement" means the agreement to which this schedule is attached, including any amendments thereto or renewals or extensions thereof.
     (b) "The Claims" means those mining claims described in Schedule "A" of the Agreement.
     (c) "Fiscal Period" means each calendar year or other period of 12 consecutive months adopted by Tumi for tax purchases during the term of the Agreement.
     (d) "Royalty Interest" means the minimum 1% and maximum 3% of Net Smelter Returns which may become payable by Tumi to MSJ under the Agreement.


2.   NET SMELTER RETURNS

     "Net Smelter Returns" shall mean the gross proceeds payable to MSJ from the sale or other disposition of ores, metals (metals shall include bullion, precious metals and other than precious metals) or concentrates produced from The Claims and sold by Tumi, less the following expenses if actually incurred by Tumi:

2.1. Taxes specifically based on mining production, but excluding any and all taxes (a) based upon the net or gross income of Tumi or other operator of "The Claims" and (b) based upon the value of The Claims, the privilege of doing business and other similarly based taxes; and

2.2. Charges and costs, if any, for transportation and insurance of ores, metals (metals shall include bullion, precious metals and other than precious metals) or concentrates produced from The Claims to any mint, smelter, or refinery.

2.3. Charges, costs (including assaying and sampling costs) and all penalties, if any, charged by a smelter or refiner of ores, metals (metals shall include bullion, precious metals and other than precious metals) or concentrates produced from The Claims.


3.   PAYMENT

     (a) The Royalty Interest shall be paid on a quarterly basis within 45 days after the end of each fiscal quarter in respect of the actual proceeds received in such fiscal quarter.

     (b) Each payment under subsection 3(a) shall be accompanied by a statement indicating the calculation of Net Smelter Return Royalty hereunder. MSJ shall be entitled to audit, during normal business hours, such books and records as are necessary to determine the correctness of the payment of the Royalty Interest, provided however, that such audit shall be made only on an annual basis and within 12 months of the end of the Fiscal Period in respect of which such audit is made.

     (c) Payment of the Royalty Interest shall be made to MSJ at such place or places as it shall advise Tumi from time to time.



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